UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2020
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 7, 2020, AppFolio, Inc., a Delaware corporation (“AppFolio”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Mockingbird AcquisitionCo Inc., a Delaware corporation (“Buyer”), an entity affiliated with funds advised by Apax Partners LLP (“Apax”), and MyCase, Inc., a California corporation and wholly owned subsidiary of AppFolio (“MyCase”) that provides legal practice and case management software solutions to law firms. Pursuant to the terms of the Purchase Agreement, AppFolio will sell 100% of the issued and outstanding equity interests of MyCase to Buyer at an enterprise value of $193 million (the “Transaction”). The cash to be received by AppFolio is subject to certain customary adjustments specified in the Purchase Agreement. AppFolio expects to use a portion of the net proceeds from the Transaction to repay all borrowings under, and terminate, AppFolio’s credit facility with Wells Fargo Bank, National Association.

Each party’s obligation to consummate the Transaction is subject to certain closing conditions as set forth in the Purchase Agreement, including, among others, (i) subject to certain exceptions, the accuracy of each party’s representations and warranties, (ii) performance in all material respects by each of the parties of their respective covenants and obligations, (iii) the receipt of antitrust approval and (iv) the absence of any law, injunction or other order that prevents or makes illegal the consummation of the Transaction. The closing of the Transaction (the “Closing”) is expected to occur before the end of the quarter ending September 30, 2020, subject to the satisfaction of the closing conditions set forth above.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement and the confidential disclosure schedules related thereto. Pursuant to the Purchase Agreement and subject to the conditions set forth therein, at the Closing, AppFolio and MyCase will enter into certain ancillary agreements, including agreements relating to post-Closing intellectual property matters and transition services.

The Purchase Agreement also includes certain termination rights, including (i) at any time by the mutual agreement of AppFolio and Buyer, (ii) by either Buyer or AppFolio if the Transaction is not consummated by November 19, 2020, (iii) by either Buyer or AppFolio, if any order or law permanently prohibits the consummation of the Transaction, (iv) by either Buyer or AppFolio, if the other party is in breach of its respective representations and warranties or covenants under the Purchase Agreement and such breach would reasonably be expected to give rise to the failure of a closing condition (subject to a cure period) or (v) by AppFolio, if (A) the conditions to the obligations of the parties to Close set forth in the Purchase Agreement have otherwise been satisfied or waived, (B) AppFolio and MyCase are ready, willing, and able to consummate the Closing and (C) Buyer fails to consummate the Closing within three business days after the date the Closing should have occurred pursuant to the terms of the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other information about AppFolio or its subsidiaries and affiliates. The Purchase Agreement contains representations, warranties and covenants by each of AppFolio and Buyer. These representations, warranties and covenants were made solely for the benefit of the parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what an investor or stockholder may view as material, and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement. Information concerning the subject matter of the representations, warranties and covenants set forth in the Purchase Agreement may change after the date of the Purchase Agreement, and any such subsequent information may or may not be fully reflected in AppFolio’s public disclosures, if at all. Accordingly, investors and stockholders should not rely upon the representations, warranties and covenants contained in the Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of AppFolio or its subsidiaries and affiliates.

Item 8.01 Other Events.

On September 8, 2020, AppFolio issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this Current Report on Form 8-K, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this Current Report on Form 8-K relate to, among other things, the closing of the Transaction and the potential benefits of the Transaction. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the possibility that regulatory and other approvals and conditions to the Transaction are not received or satisfied on a timely basis or at all; (ii) the possibility that AppFolio may not fully realize the projected benefits of the Transaction; (iii) changes in the anticipated timing for closing the Transaction; (iv) business disruptions during the pendency of or following the Transaction; (v) diversion of management time on Transaction-related issues; (vi) the reaction of customers and other persons to the Transaction; and (vii) other events that could adversely impact the completion of the Transaction, including the ongoing COVID-19 pandemic and other industry or economic conditions outside of AppFolio’s control. Forward-looking statements represent AppFolio’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause AppFolio’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause AppFolio’s actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio’s annual report on Form 10-K for the fiscal year ended December 31, 2019 and AppFolio’s subsequent quarterly reports on Form 10-Q, as well as in AppFolio’s other filings with the U.S. Securities and Exchange Commission. You should read this Current Report on Form 8-K with the understanding that AppFolio’s actual future results may be materially different from the results expressed or implied by these forward-looking statements. Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
2.1	StockStock Purchase Agreement, dated as of September 7, 2020, by and among Mockingbird AcquisitionCo Inc., AppFolio, Inc., and MyCase, Inc.†
99.1	Press release dated September 8, 2020.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

†Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2020	AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer